Microsoft Word 10.0.4219;
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): September 3, 2003





                              CORNING INCORPORATED
             (Exact name of registrant as specified in its charter)


    New York                            1-3247                 16-0393470
-------------------------------------------------------------------------------
(State or other jurisdiction           (Commission           (I.R.S. Employer
        of Incorporation)              File Number)         Identification No.)



  One Riverfront Plaza, Corning, New York                  14831
-------------------------------------------------------------------------------
(Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code      (607) 974-9000
                                                    ---------------------------

                                      N/A
-------------------------------------------------------------------------------
(Former name or former address, if changed since last report.)







                                Page 1 of 4 Pages
                             Exhibit Index on Page 4

Item 9. Regulation FD Disclosure.
        ------------------------

The Corning Incorporated press releases dated September 3, 2003 and September 4, 2003, regarding its presentation at the Smith Barney Citigroup 2003 Technology Conference on September 4th are furnished herewith as Exhibits 99.1 and 99.2.

The Corning Incorporated website (www.corning.com) contains information about Corning and investors are encouraged to visit that website as information is updated and new information is posted.

(c)      Exhibits

     99.1.   Press   Release  dated   September  3,  2003,   issued  by  Corning
Incorporated.

     99.2.   Press   Release  dated   September  4,  2003,   issued  by  Corning
Incorporated.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 4, 2003


                                          CORNING INCORPORATED


                                          By:     /s/ Katherine A. Asbeck
                                              -------------------------------
                                          Katherine A. Asbeck
                                          Senior Vice President & Controller

                                INDEX TO EXHIBITS

(c)      Exhibits


     99.1.   Press   Release  dated   September  3,  2003,   issued  by  Corning
Incorporated.

     99.2.   Press   Release  dated   September  4,  2003,   issued  by  Corning
Incorporated.

                                                                  Exhibit 99.1
FOR RELEASE -- SEPTEMBER 3, 2003

Corning Contacts:
Media Relations                                             Investor Relations
Daniel F. Collins                   Monica L. Ott           Kenneth C. Sofio
(607) 974-4197                      (607) 974-8769          (607) 974-7705
collinsdf@corning.com               ottml@corning.com       sofiokc@corning.com


         Corning to Present at Smith Barney 2003 Technology Conference
  Company reaffirms quarterly guidance and outlines future growth opportunities

CORNING, N.Y. -- Long-term telecommunications infrastructure investments spurred by fiber-to-the-premises deployments, continued growth in the popularity of liquid crystal displays (LCDs) and the implementation of global diesel-emission standards may create future growth opportunities for Corning Incorporated (NYSE:GLW), Wendell P. Weeks, president and chief operating officer, will tell financial analysts tomorrow. Weeks will make his comments as part of a presentation at the Smith Barney Citigroup 2003 Technology Conference in New York City on Thursday, Sept. 4.

During his presentation, Weeks also will reiterate the company's 2003 third-quarter guidance of revenues in the range of $740 million to $765 million and an earnings-per-share profit of $0.01 to $0.03, excluding restructuring charges and other non-recurring items.

Growth Opportunities Looking forward, Weeks will explain that the new FCC rules with regard to broadband favor fiber-to-the-premises (FTTP) investments, and will create the potential for significantly greater network capacity for up to 100 million homes over the next 10 to 20 years. "The benefits to the consumer will be faster broadband connections and the bundling of voice, data and video services," he will say. Weeks will point out that Corning does not expect any significant revenue impact from FTTP this year, but as the market penetration occurs in the U.S., the fiber, cable and hardware and equipment opportunities for Corning could be in the range of $80 to $200 per home.

Corning to Present at Smith Barney 2003 Technology Conference
Page 2

In the area of LCD glass, Corning believes that the industry will continue to experience a 30 percent to 50 percent annual unit volume growth over the next several years. "This growth will be driven by three primary industry factors. Notebook computers are expected to double in volume to 60 million units per year by 2007; flat-screen monitors are rapidly replacing traditional CRT desktop screens and could reach 80 percent penetration in four years; and LCD television is becoming increasingly popular as prices decline," Weeks will say.

Accordingly, Corning believes that the total market for LCD glass could reach one million square feet by 2007. Current annual volume is in the range of 200 million to 300 million square feet. Weeks will also outline Corning's plan to continue as the market leader of next generation, larger size glass substrates, noting that the company has the only commercially available Generation 6 LCD glass.

Emergence of Diesel Global regulations calling for tighter controls on all on-road diesel engines requiring advanced emissions-control devices represents a potential $1 billion global market opportunity in the latter part of this decade, Weeks will tell investors. He will also explain that the company's established position as the industry's technology leader in cellular ceramic substrates and filters may provide Corning with a competitive advantage in the diesel industry. "We continue to invest in new technologies and research in more efficient thin-wall ceramic filters and ceramic catalysts, designed to reduce particulate matter and remove harmful hydrocarbons, carbon monoxide and nitrous oxides from the environment," Weeks will say.

Weeks' presentation will be webcast live at 2:20 p.m. ET. It will be available on Corning Incorporated's Web site at http://www.corning.com/investor_relations accessing the Smith Barney Citigroup 2003 Technology Conference link.

About Corning Incorporated Established in 1851, Corning Incorporated (www.corning.com) creates leading-edge technologies that offer growth opportunities in markets that fuel the world's economy. Corning manufactures optical fiber, cable, hardware and equipment in its Telecommunications segment. Corning's Technologies segment manufactures high-performance display glass, and products for the environmental, life sciences, and semiconductor markets.

Corning to Present at Smith Barney 2003 Technology Conference
Page 3

Forward-Looking and Cautionary Statements This press release contains forward-looking statements that involve a variety of business risks and other uncertainties that could cause actual results to differ materially. These risks and uncertainties include the possibility of changes or fluctuations in global economic and political conditions; tariffs, import duties and currency fluctuations; product demand and industry capacity; competitive products and pricing; manufacturing efficiencies; cost reductions; availability and costs of critical components and materials; new product development and commercialization; order activity and demand from major customers; capital spending by larger customers in the liquid crystal display industry and other businesses; changes in the mix of sales between premium and non-premium products; facility expansions and new plant start-up costs; possible disruption in commercial activities due to terrorist activity, armed conflict, political instability or major health concerns; ability to obtain financing and capital on commercially reasonable terms; adequacy and availability of insurance; capital resource and cash flow activities; capital spending; equity company activities; interest costs; acquisition and divestiture activities; the level of excess or obsolete inventory; the rate of technology change; the ability to enforce patents; product and components performance issues; changes in key personnel; stock price fluctuations; and adverse litigation or regulatory developments. These and other risk factors are identified in Corning's filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the day that they are made, and Corning undertakes no obligation to update them in light of new information or future events.

                                                                 Exhibit 99.2

FOR RELEASE -- SEPTEMBER 4, 2003

Corning Contacts:
Media Relations                                           Investor Relations
Daniel F. Collins          Monica L. Ott                  Kenneth C. Sofio
(607) 974-4197             (607) 974-8769                 (607) 974-7705
collinsdf@corning.com      ottml@corning.com              sofiokc@corning.com


         Corning to Present at Smith Barney 2003 Technology Conference
  Company reaffirms quarterly guidance and outlines future growth opportunities

CORNING, N.Y. -- Long-term telecommunications infrastructure investments spurred by fiber-to-the-premises deployments, continued growth in the popularity of liquid crystal displays (LCDs) and the implementation of global diesel-emission standards may create future growth opportunities for Corning Incorporated (NYSE:GLW), Wendell P. Weeks, president and chief operating officer, will tell financial analysts tomorrow. Weeks will make his comments as part of a presentation at the Smith Barney Citigroup 2003 Technology Conference in New York City on Thursday, Sept. 4.

During his presentation, Weeks also will reiterate the company's 2003 third-quarter guidance of revenues in the range of $740 million to $765 million and an earnings-per-share profit of $0.01 to $0.03, excluding restructuring charges and other non-recurring items.

Growth Opportunities Looking forward, Weeks will explain that the new FCC rules with regard to broadband favor fiber-to-the-premises (FTTP) investments, and will create the potential for significantly greater network capacity for up to 100 million homes over the next 10 to 20 years. "The benefits to the consumer will be faster broadband connections and the bundling of voice, data and video services," he will say. Weeks will point out that Corning does not expect any significant revenue impact from FTTP this year, but as the market penetration occurs in the U.S., the fiber, cable and hardware and equipment opportunities for Corning could be in the range of $80 to $200 per home.

Corning to Present at Smith Barney 2003 Technology Conference
Page 2

In the area of LCD glass, Corning believes that the industry will continue to experience a 30 percent to 50 percent annual unit volume growth over the next several years. "This growth will be driven by three primary industry factors. Notebook computers are expected to double in volume to 60 million units per year by 2007; flat-screen monitors are rapidly replacing traditional CRT desktop screens and could reach 80 percent penetration in four years; and LCD television is becoming increasingly popular as prices decline," Weeks will say.

Accordingly, Corning believes that the total market for LCD glass could reach one billion square feet by 2007. Current annual volume is in the range of 200 million to 300 million square feet. Weeks will also outline Corning's plan to continue as the market leader of next generation, larger size glass substrates, noting that the company has the only commercially available Generation 6 LCD glass.

Emergence of Diesel Global regulations calling for tighter controls on all on-road diesel engines requiring advanced emissions-control devices represents a potential $1 billion global market opportunity in the latter part of this decade, Weeks will tell investors. He will also explain that the company's established position as the industry's technology leader in cellular ceramic substrates and filters may provide Corning with a competitive advantage in the diesel industry. "We continue to invest in new technologies and research in more efficient thin-wall ceramic filters and ceramic catalysts, designed to reduce particulate matter and remove harmful hydrocarbons, carbon monoxide and nitrous oxides from the environment," Weeks will say.

Weeks' presentation will be webcast live at 2:20 p.m. ET. It will be available on Corning Incorporated's Web site at http://www.corning.com/investor_relations accessing the Smith Barney Citigroup 2003 Technology Conference link.

About Corning Incorporated Established in 1851, Corning Incorporated (www.corning.com) creates leading-edge technologies that offer growth opportunities in markets that fuel the world's economy. Corning manufactures optical fiber, cable, hardware and equipment in its Telecommunications segment. Corning's Technologies segment manufactures high-performance display glass, and products for the environmental, life sciences, and semiconductor markets.

Corning to Present at Smith Barney 2003 Technology Conference
Page 3

Forward-Looking and Cautionary Statements This press release contains forward-looking statements that involve a variety of business risks and other uncertainties that could cause actual results to differ materially. These risks and uncertainties include the possibility of changes or fluctuations in global economic and political conditions; tariffs, import duties and currency fluctuations; product demand and industry capacity; competitive products and pricing; manufacturing efficiencies; cost reductions; availability and costs of critical components and materials; new product development and commercialization; order activity and demand from major customers; capital spending by larger customers in the liquid crystal display industry and other businesses; changes in the mix of sales between premium and non-premium products; facility expansions and new plant start-up costs; possible disruption in commercial activities due to terrorist activity, armed conflict, political instability or major health concerns; ability to obtain financing and capital on commercially reasonable terms; adequacy and availability of insurance; capital resource and cash flow activities; capital spending; equity company activities; interest costs; acquisition and divestiture activities; the level of excess or obsolete inventory; the rate of technology change; the ability to enforce patents; product and components performance issues; changes in key personnel; stock price fluctuations; and adverse litigation or regulatory developments. These and other risk factors are identified in Corning's filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the day that they are made, and Corning undertakes no obligation to update them in light of new information or future events.